As filed with the SEC on March 14, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 4 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2001

National Health & Safety Corporation

(Exact name of registrant as specified in its charter)

Utah	0-24778	87-0505222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3811 Bee Cave Road, Suite 210

Austin, Texas 78746

(Address of principal executive office)

Issuer's telephone number: (512) 328-0433

We have previously reported on Form 8-K dated January 22, 2001, that National Health & Safety Corporation ("NHLT") acquired MedSmart Healthcare Network, Inc. We have revised our accounting treatment of the business combination to account for it as an acquisition of NHLT by MedSmart, rather than an acquisition of MedSmart by NHLT. This fourth amendment to the January 22, 2001 Form 8-K makes corrections in the pro forma financial information the combined entities to reflect the accounting change and to treat MedSmart as the acquiring entity for accounting purposes. The accounting treatment of the acquisition is explained in Notes 1, 4 and 7 to the pro forma financial statements for the combined entities.

Item 7 Financial Statements and Exhibits

Financial Statements

For a list of financial statements, see "Index to Financial Statements and Supplementary Data" which is part of the Financial Statements which follow page 3 and incorporated herein by reference.

Exhibits

2.1* Fourth Amended Joint Plan of Reorganization, In Re: National Health & Safety Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000, incorporated by reference to the Company's report on Form 8-K dated November 28, 2000.

2.2* Fourth Amended Disclosure Statement, In Re: National Health & Safety Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000.

2.3* Asset Purchase Agreement by and between MedSmart Healthcare Network, Inc., as Seller and National Health & Safety Corporation, as Purchaser, January 22, 2001.

2.4* Order confirming Fourth Amended Joint Plan of Reorganization, dated November 27, 2000.

3.1* Amended and Restated Articles of Incorporation, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

3.2* Bylaw Amendment, adopted on January 22, 2001.

4.1* Certificate of Designation for Series A Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

4.2* Certificate of Designation for Series B Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

4.3* Warrant Agreement, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

4.4* Class A Warrant Certificate, dated January 22, 2001.

4.5* Class B Warrant Certificate, dated January 22, 2001.

21.1* Subsidiaries of the Registrant- MedSmart Healthcare Networks, Inc.

----------

* Previously filed as an exhibit to the Company's report on Form 8-K dated January 22, 2001 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health & Safety Corporation

Date: March 1, 2002

By: Gary Davis

Gary Davis, President

Index to Financial Statements

And Supplementary Data

MEDSMART HEALTHCARE NETWORK, INC.
1999 Financial Information

MEDSMART 1999 INDEPENDENT AUDITORS' REPORT	F-2
MEDSMART FINANCIAL STATEMENTS	F-3
1999 Balance Sheet	F-3
1999 Statements of Operations	F-4
1999 Statements of Stockholder's Equity	F-5
1999 Statements of Cash Flows	F-6
1999 Notes to the Financial Statements	F-7

MEDSMART HEALTHCARE NETWORK, INC.
2000 Financial Information

MEDSMART 2000 INDEPENDENT AUDITORS' REPORT	F-15
MEDSMART FINANCIAL STATEMENTS	F-16
2000 Balance Sheet	F-16
2000 Statements of Operations	F-17
2000 Statements of Stockholder's Equity	F-18
2000 Statements of Cash Flows	F-19
2000 Notes to the Financial Statements	F-20

NATIONAL HEALTH & SAFETY CORPORATION and MEDSMART HEALTHCARE NETWORK, INC.

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET	P-1
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF INCOME	P-3
EXPLANATION TO THE PROFORMA FINANCIAL STATEMENT	P-4

1999 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders

of MedSmart Healthcare Network, Inc.

We have audited the accompanying balance sheet of MedSmart Healthcare Network, Inc. (a Nevada corporation) (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period May 12,1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedSmart Healthcare Network, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period May 12, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception and has experienced liquidity problems. These conditions raise questions about the Company's ability to continue as a going concern. Management's plans in regard to those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Sprouse & Winn, L.L.P.

Austin, Texas

March 2, 2001

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

1999 BALANCE SHEET

DECEMBER 31, 1999

ASSETS
CURRENT ASSETS
Cash	$ 4,956
Note and Debtor in Possession receivables, net	231,200

Total Current Assets	236,156
PROPERTY AND EQUIPMENT, net	20,747
OTHER ASSETS
POWERx Brand Acquisition Costs	90,593
Software Development	202,815
Less: accumulated amortization	(4,954)
288,454
Deposits	6,548
Total Other Assets, net	295,002
TOTAL ASSETS	$551,905

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable (including $24,839 to affiliates)	$ 33,332
Notes payable to affiliates (including accrued interest of $12,485)	557,485
Advances payable to affiliates	65,074
Total Current Liabilities	655,891
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock; 100,000,000 shares authorized at $.01 par value, 4,025,000 shares issued and outstanding	40,250
Additional paid-in capital	60,000
Deficit accumulated during the development stage	(204,236)
Total Stockholders' Equity (Deficit)	(103,986)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$551,905

SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

1999 STATEMENT OF OPERATIONS

From Inception May 12, 1999 to December 31, 1999
REVENUE
Membership income	$ 13,143

COST OF SALES	7,348

GROSS PROFIT	5,795

EXPENSES
General and administrative	191,760
Depreciation and amortization	5,786
Interest	12,485

TOTAL EXPENSES	210,031
Net loss before provision for income taxes	(204,236)
Provision for income taxes	-0-
NET LOSS	(204,236)
LOSS PER SHARE:
Basic	$ (.05)
Weighted average shares outstanding - basic	4,001,717

SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

1999 STATEMENT OF STOCKHOLDERS' EQUITY

FROM INCEPTION ON MAY 12, 1999 TO DECEMBER 31, 1999
	Common Stock		Additional Paid-in Capital	Deficit Accumulated During the Development Stage
	Shares	Amount

Issuance of common stock, for cash	4,000,000	$40,000	$ 60,000	$ -0-
Issuance of common stock for consulting services	25,000	250	-0-	-0-
Net loss for the period from inception (May 12, 1999) through December 31, 1999	-0-	-0-	-0-	(204,236)
Balance at December 31, 1999	4,025,000	$40,250	$ 60,000	$(204,236)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

1999 STATEMENT OF CASH FLOWS

From Inception on May 12, 1999 through December 31, 1999

Cash Flows From Operating Activities
Net loss	$(204,236)
Depreciation and amortization	5,786
(Increase) in other assets	(299,956)
Increase in accounts payable	33,332
Increase in accrued expenses	12,485
Increase in other liabilities	65,074
Stock issued for services	250
Net Cash Used by Operating Activities	(387,265)
Cash Flows From Investing Activities
Issuance of note receivable	(231,200)
Purchase of fixed assets	(21,579)
Net Cash Used by Investing Activities	(252,779)
Cash Flows From Financing Activities
Issuance of common stock	100,000
Proceeds from note payable	545,000
Net Cash Provided by Financing Activities	645,000
Net Increase In Cash	4,956
Cash at Beginning of Period	-0-
Cash at End of Period	$ 4,956
Supplemental cash flow information:
Cash Paid For:
Interest	$ -0-
Income Taxes	$ -0-
Non-Cash Transactions:
Stock issued for services	$ 250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A Development Stage Company)

1999 NOTES TO THE FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

MedSmart Healthcare Network, Inc., a Nevada corporation, (the Company) was incorporated on May 12, 1999. The Company's principal business activities consist of the marketing and distribution of the POWERx memberships through the Company's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages.

In October 1999, the Company acquired the rights to the POWERx brand name from National Health & Safety Corporation ("NHLT") which, at that time, was operated as debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Eastern District of Pennsylvania. The sale of the POWERx brand name by NHLT and acquisition by the Company was approved by the bankruptcy court in August 1999.

Development Stage

The Company is a development stage company as defined by SFAS No. 7. As a development stage company, the Company devotes most of its activities to raising capital in order to fully implement the marketing and distribution plan as contemplated in NHLT confirmed Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000 and implemented on January 22, 2001. (See "Subsequent Notes" footnote included herein.)

Basis of Accounting

The Company recognizes income and expenses according to the accrual method of accounting. Expenses are recognized when performance is substantially complete and income is recognized when earned. Earnings (loss) per share are computed based on the weighted average method. The fiscal year of the Company ends December 31 of each year.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Non-monetary Transactions

Non-monetary transactions are transactions for which no cash was exchanged and for which shares of common stock were exchanged for assets. These transactions are recorded at fair market value as determined by management.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fixed Assets

Fixed assets are stated at cost. Depreciation is provided using the straight-line method, over the estimated useful lives of the assets. Estimated useful lives are as follows:

Computer Equipment	3 years
Furniture and Fixtures	5 years
Office Equipment	5 years
Leasehold Improvements	2-3 years

Upon sale, retirement or abandonment of assets, the related cost and accumulated depreciation are eliminated from the accounts and gains or losses are reflected in income. Repairs and maintenance expenditures, which do not extend asset lives, are expensed as incurred. Repairs and maintenance expense for 1999 was $1,714.

Intangible Assets

Intangible assets, which consist of POWERx brand rights and proprietary software, are periodically reviewed by management to evaluate the future economic benefits or potential impairments, which may affect their recorded values. POWERx brand rights are being amortized over 5 years, while software development costs are being amortized over 3 years. If the projected undiscounted future cash flows related to the intangible assets are less than the recorded value, the intangible assets are written down to fair value.

Accounting for Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In these financial statements, assets, liabilities, and earnings (losses) involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a working capital deficiency of $419,735, an accumulated deficit of $204,236 as of December 31, 1999, and a net loss for the year then ended of $204,236. Accordingly, its ability to continue as a going concern is dependent on obtaining capital and financing for its planned marketing and distribution of the POWERx memberships through the Company's benefits network. The Company plans to secure financing for its acquisition strategy through the sale of its equity or issuance of debt. However, there is no assurance that they will be successful in their efforts to raise capital or secure other financing. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

NOTE 3 - INCOME TAXES

The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This

NOTE 3 - INCOME TAXES (Continued)

statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no material temporary differences at December 31, 1999 and earlier years, and accordingly, no deferred tax liabilities have been recognized for all years.

The Company had cumulative net operating loss carryforwards of approximately $200,000, at December 31, 1999. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates, of $40,000, at December 31, 1999, have been offset by valuation reserves of the same amount.

The net operating losses are subject to various limitations imposed by the Internal Revenue Service and begin to expire in the year 2019.

NOTE 4 - RELATED PARTY TRANSACTIONS

On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000, for $300,000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000, whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

During the year ended December 31, 1999, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $81,000. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 1999, is $2,769.

During the year ended December 31, 1999, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $158,000. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 1999, is $3,377.

During the year ended December 31, 1999, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $306,000. The proceeds from the Notes were used by the Company for

NOTE 4 - RELATED PARTY TRANSACTIONS (Continued)

working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 1999, is $6,339.

On October 21, 1999, the Company loaned $10,000 to an employee. The maturity date of the loan was October 31, 2000. The interest rate is 10.5% and default interest rate is 18%. The Note Receivable is unpaid at December 31, 1999.

NOTE 5 - NONMONETARY TRANSACTIONS

On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. These shares and the related consulting services expense were valued at the par value of the stock issued. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000, for $300,000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000, and at December 31, 2000, the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000, whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

NOTE 6 - FIXED ASSETS

Fixed assets consist of the following:

Computer equipment	$ 7,329
Furniture and fixtures	3,650
Leasehold improvements	10,600
21,579
Less: Accumulated depreciation and amortization	(832)
$20,747

Amortization expense on leasehold improvements for 1999 is $353.

NOTE 7 - INTANGIBLE ASSETS

POWERx Brand Acquisition Costs	$ 90,593
Software Development Costs	202,815
293,408
Less: Accumulated Amortization	(4,954)
Intangible assets, net of accumulated amortization	$288,454

Amortization expense, related to intangible assets, charged to operations for 1999 was $4,954.

NOTE 8 - NOTE AND DEBTOR IN POSSESSION RECEIVABLES

Note and Debtor in Possession receivables are valued at net realizable value, which approximates fair market value. The Company had the following receivables:

Debtor in Possession Receivable - NHLT	$221,200
Note receivable from an employee	10,000
231,200
Less allowances	-0-
Notes Receivable - net realizable value	$231,200

NOTE 9 - NOTES PAYABLE TO AFFILIATES
A note with an affiliated limited partnership. The note accrues interest at 10% per annum. The note will convert to equity capital upon implementation of the Plan.	$ 81,000
A note with an affiliated limited partnership. The note accrues interest at 10% per annum. The note will convert to equity capital upon implementation of the Plan.	158,000
A note with an affiliated limited partnership. The note accrues interest at 10% per annum. Substantially all of the note will convert to equity capital upon implementation of the Plan while any remainder will be converted to a new note payable with an interest rate of 9% per annum and maturity date 12 months after issuance.	306,000
Total Notes Payable	545,000
Accrued interest on the above notes	12,485
Total Notes Payable and Accrued Interest	$557,485

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following listing of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments." The carrying amounts and fair value of the Company's financial instruments at December 31, 2000, are as follows:

	December 31, 1999
	Carrying Amount	Fair Values
Cash	$ 4,956	$ 4,956
Note and Debtor in possession receivables	$231,200	$231,200
Notes payable and accrued interest due to Affiliates	$557,485	$557,485

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash

The carrying amounts reported on the balance sheet for cash and cash equivalents approximate their fair value.

Note and Debtor in Possession Receivables

Note and Debtor in Possession receivable are valued at net realizable value, which approximates fair market value.

Notes Payable to Affiliates

The fair values of notes payable are estimated using discounted cash flow analyses based on the Company's incremental borrowing rate as the discount rate.

NOTE 11 - LEASE OBLIGATIONS

Operating Leases

The Company is obligated under non-cancelable operating leases for office space. Rent expense was $38,389 for 1999.

Future minimum rentals are as follows:

2000	$ 57,877
2001	56,351
2002	29,346
Total	$143,574

NOTE 12 - COMMITMENTS AND CONTINGENCIES

As a part of a software development agreement, dated September 1, 1999, the Company is committed to paying royalties on net POWERx revenues of 8% and 10% on new membership cards and transaction cards, respectively, and 8% on all renewal POWERx revenues for as long as the software development agreement is in place. The Company may terminate the software agreement with 30 days notice.

As a part of the Company's purchase of the POWERx rights in October 1999, the Company is obligated to NHLT to pay 10% of new net POWERx revenues, or at the Company's option, a fixed one-time fee of

NOTE 12 - COMMITMENTS AND CONTINGENCIES (Continued)

$2.50 per card, and for renewal cards the Company pays to NHLT 4% of renewal net POWERx revenues, or again at the Company's option, a fixed one-time fee of $1.00 per renewal card.

Various claims may be asserted or threatened to be asserted against the Company in the normal course of business. In the event such claims are asserted and the Company believes such claims have no merit, the Company will vigorously defend these claims. The Company is not aware of any claims asserted or threatened to be asserted against the Company and no provision for claims have been made in these financial statements.

NOTE 13 - SUBSEQUENT EVENTS

On January 22, 2001, the Company was acquired for a majority of the outstanding common stock of NHLT pursuant to the Plan. The Plan was confirmed on November 27, 2000, and implemented on January 22, 2001.

Pursuant to the Plan, substantially all of the Notes Payable to Affiliates, including accrued interest on the notes, and the Advances Payable to Affiliates, $1,357,614, $114,358 and $108,177, respectively, at December 31, 2000, were converted to equity capital of the Company on January 22, 2001.

Furthermore, the holders of all of the issued and outstanding shares of common stock of the Company exchanged their shares for newly issued common shares ("New Common Stock") of NHLT. The Company then became a wholly owned subsidiary of NHLT and the Company's former stockholders now collectively hold 130,000,000 of New Common Stock of NHLT.

Also, pursuant to the Plan, five investors purchased 45,000,000 shares of NHLT New Common Stock for $600,000 cash ($.0133 per share). The five investors included three family partnerships and one individual, all of whom were Company stockholders, and one newly formed partnership. Because of its purchases and aggregation of common stock received upon exchange of the Company's shares, each of these purchasers will become holders of more than 5% of NHLT common stock after implementation of the Plan. All of the 45,000,000 shares and the 130,000,000 of the New Common Stock were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144.

In February 2000, in connection with various consulting agreements with affiliates, the Company issued various Warrant Purchase Agreements, that granted the right to purchase 300,000 shares at an exercise price of $.30 per share and 150,000 common shares at an exercise price of $.70 per share. These Warrant Purchase Agreements were all converted to common stock in 2001 as a part of the acquisition of MedSmart by NHLT.

As contemplated by the Plan, the former Company shareholders will own a majority of the shares of NHLT outstanding stock and be able to control future stockholder votes, including election of directors.

NOTE 13 - SUBSEQUENT EVENTS (Continued)

Capital Leases

Subsequent to year-end the Company entered into capital leases for computer and office equipment. Payments are due monthly and include interest which ranges from 10.5% to 20%. Future minimum payments due under the capital leases are as follows:

2000	$10,447
2001	10,960
2002	10,960
2003	5,316
2004	4,802
42,485
Less amounts representing interest	(10,060)
Obligations due under capital leases	$32,425

2000 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders

of MedSmart Healthcare Network, Inc.

We have audited the accompanying balance sheet of MedSmart Healthcare Network, Inc. (a Nevada corporation) (a development stage company) as of December 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the year then ended and for the period May 12,1999 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedSmart Healthcare Network, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and for the period May 12, 1999 (inception) through December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception and has experienced liquidity problems. These conditions raise questions about the Company's ability to continue as a going concern. Management's plans in regard to those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Sprouse & Winn, L.L.P.

Austin, Texas

March 2, 2001

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

2000 BALANCE SHEET

DECEMBER 31, 2000

ASSETS
CURRENT ASSETS
Cash	$4,361
Accounts receivable	542
Note and Debtor in Possession receivables, net	255,750

Total Current Assets	260,653
PROPERTY AND EQUIPMENT, net	53,367
OTHER ASSETS
POWERx Brand Acquisition Costs	210,593
Software Development	206,639
Less: accumulated amortization	(100,953)
316,279
Deposits	6,593
Total Other Assets, net	322,872
TOTAL ASSETS	$ 636,892

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable (including $24,839 to affiliates)	$99,092
Notes payable to affiliates (including accrued interest of $114,358)	1,471,972
Advances payable to affiliates	108,177
Capital leases payable - current portion	10,960
Total Current Liabilities	1,690,201
Capital lease payable - net of current portion	15,091
Total Liabilities	1,705,292
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Common stock; 100,000,000 shares authorized at $.01 par value, 4,094,455 shares issued and outstanding	40,945
Additional paid-in capital	159,555
Deficit accumulated during the development stage	(1,268,900)
Total Stockholders' Equity (Deficit)	(1,068,400)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 636,892

SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

2000 STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2000	From Inception on May 12, 1999 to December 31, 2000
REVENUE
Membership income	$ 49,996	$ 63,139

COST OF SALES	12,911	20,259

GROSS PROFIT	37,085	42,880

EXPENSES
General and administrative	866,444	1,058,204
Depreciation and amortization	119,352	125,138
Interest	115,953	128,438

TOTAL EXPENSES	1,101,749	1,311,780
Net loss before provision for income taxes	(1,064,664)	(1,268,900)
Provision for income taxes	-0-	-0-
NET LOSS	$(1,064,664)	$(1,268,900)
LOSS PER SHARE:
Basic	$ (.26)	$ (.31)
Weighted average shares outstanding - basic	4,091,426	4,001,717

SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

2000 STATEMENTS OF STOCKHOLDERS' EQUITY

FROM INCEPTION ON MAY 12, 1999 TO DECEMBER 31, 2000
	Common Stock Shares Amount		Additional Paid-in Capital	Deficit Accumulated During the Development Stage
Issuance of common stock, for cash	4,000,000	$40,000	$ 60,000	-0-
Issuance of common stock for consulting services	25,000	250	-0-	-0-
Net loss for the period from inception (May 12, 1999) through December 31, 1999	-0-	-0-	-0-	(204,236)
Balance at December 31, 1999	4,025,000	40,250	60,000	(204,236)
Issuance of common stock for consulting services	25,000	250	-0-	-0-

Issuance of common stock, for cash	44,455	445	99,555	-0-
Net loss for the year ended December 31, 2000	-0-	-0-	-0-	(1,064,664)
Balance at December 31, 2000	4,094,455	$40,945	$159,555	$(1,268,900)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A DEVELOPMENT STAGE COMPANY)

2000 STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,	From Inception on May 12, 1999 through December 31,
	2000	2000
Cash Flows From Operating Activities
Net loss	$(1,064,664)	$(1,268,900)
Depreciation and amortization	119,352	125,138
(Increase) in accounts receivables	(542)	(542)
(Increase) in other assets	(123,869)	(423,825)
Increase in accounts payable	65,760	99,092
Increase in accrued expenses	101,873	114,358
Increase in other liabilities	43,103	108,177
Stock issued for services	250	500
Net Cash Used by Operating Activities	(858,737)	(1,246,002)
Cash Flows From Investing Activities
Issuance of note receivable	(24,550)	(255,750)
Purchase of fixed assets	(23,548)	(45,127)
Net Cash Provided (Used) by Investing Activities	(48,098)	(300,877)
Cash Flows From Financing Activities
Issuance of common stock	100,000	200,000
Proceeds from note payable	812,614	1,357,614
Principal payments on capital lease payable	(6,374)	(6,374)
Net Cash Provided by Financing Activities	906,240	1,551,240
Net Increase (Decrease) In Cash	(595)	4,361
Cash at Beginning of Period	4,956	-0-
Cash at End of Period	$ 4,361	$ 4,361

Supplemental cash flow information:
Cash Paid For:
Interest	$ 14,080	$ 14,080
Income Taxes	$ -0-	$ -0-

Non-Cash Transactions:
Stock issued for services	$ 250	$ 500
Purchase of equipment under a capital lease	$ 32,045	$ 32,425

SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

MEDSMART HEALTHCARE NETWORK, INC.

(A Development Stage Company)

2000 NOTES TO THE FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

MedSmart Healthcare Network, Inc., a Nevada corporation, (the Company) was incorporated on May 12, 1999. The Company's principal business activities consist of the marketing and distribution of the POWERx memberships through the Company's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages.

In October 1999, the Company acquired the rights to the POWERx brand name from National Health & Safety Corporation ("NHLT") which, at that time, was operated as debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Eastern District of Pennsylvania. The sale of the POWERx brand name by NHLT and acquisition by the Company was approved by the bankruptcy court in August 1999.

Development Stage

The Company is a development stage company as defined by SFAS No. 7. As a development stage company, the Company devotes most of its activities to raising capital in order to fully implement the marketing and distribution plan as contemplated in NHLT's confirmed Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000, and implemented on January 22, 2001. (See "Subsequent Notes" footnote included herein.)

Basis of Accounting

The Company recognizes income and expenses according to the accrual method of accounting. Expenses are recognized when performance is substantially complete and income is recognized when earned. Earnings (loss) per share are computed based on the weighted average method. The fiscal year of the Company ends December 31 of each year.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Non-monetary Transactions

Non-monetary transactions are transactions for which no cash was exchanged and for which shares of common stock were exchanged for assets. These transactions are recorded at fair market value as determined by management.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

Accounts receivable are shown net of the allowance for doubtful accounts. The allowance for doubtful accounts was determined to be $-0-, at December 31, 2000.

Fixed Assets

Fixed assets are stated at cost. Depreciation is provided using the straight-line method, over the estimated useful lives of the assets. Estimated useful lives are as follows:

Computer Equipment	3 years
Furniture and Fixtures	5 years
Office Equipment	5 years
Leashold Improvements	2-3 years

Upon sale, retirement or abandonment of assets, the related cost and accumulated depreciation are eliminated from the accounts and gains or losses are reflected in income. Repairs and maintenance expenditures, which do not extend asset lives, are expensed as incurred. Repairs and maintenance expense for 2000 was $8,297.

Intangible Assets

Intangible assets, which consist of POWERx brand rights and proprietary software, are periodically reviewed by management to evaluate the future economic benefits or potential impairments, which may affect their recorded values. POWERx brand rights are being amortized over 5 years, while software development costs are being amortized over 3 years. If the projected undiscounted future cash flows related to the intangible assets are less than the recorded value, the intangible assets are written down to fair value.

Accounting for Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In these financial statements, assets, liabilities, and earnings (losses) involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a working capital deficiency of $1,429,548, an accumulated deficit of $1,268,900 as of December 31, 2000, and a net loss for the year then ended of $1,064,664. Accordingly, its ability to continue as a going concern is dependent on obtaining capital and financing for its planned marketing and distribution of the POWERx memberships through the Company's benefits network. The Company plans to secure financing for its acquisition strategy through the sale of its equity or issuance of debt. However, there is no assurance that they will be successful in their efforts to raise capital or secure other financing. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

NOTE 3 - INCOME TAXES

The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no material temporary differences at December 31, 2000 and earlier years, and accordingly, no deferred tax liabilities have been recognized for all years.

The Company had cumulative net operating loss carryforwards of approximately $1,000,000, at December 31, 2000. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates, of $200,000, at December 31, 2000, have been offset by valuation reserves of the same amount.

The net operating losses are subject to various limitations imposed by the Internal Revenue Service and begin to expire in the year 2019.

NOTE 4 - RELATED PARTY TRANSACTIONS

On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000, for $300,000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000, and at December 31, 2000, the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000 whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $111,214. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000, is $11,373.

During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $498,000. The proceeds from the Notes were used by the Company for

NOTE 4 - RELATED PARTY TRANSACTIONS (Continued)

working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000, is $34,926.

During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $448,400. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000, is $44,059.

On October 21, 1999, the Company loaned $10,000 to an employee. The maturity date of the loan was October 31, 2000. The interest rate is 10.5% and default interest rate is 18%. The Note Receivable is unpaid at December 31, 2000.

NOTE 5 - NONMONETARY TRANSACTIONS

On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. These shares and the related consulting services expense were valued at the par value of the stock issued. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000, and at December 31, 2000, the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000, whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

NOTE 6 - FIXED ASSETS

Fixed assets consist of the following:

Computer equipment	$ 25,447
Furniture and fixtures	11,947
Office equipment	23,490
Leasehold improvements	16,668
77,552
Less: Accumulated depreciation and amortization	(24,185)
$53,367

Included in computer and office equipment are assets held under capital lease agreements in the amount of $32,425. Accumulated amortization on these assets is $8,326.

Amortization expense on leasehold improvements for 2000 is $7,587.

NOTE 7 - INTANGIBLE ASSETS

POWERx Brand Acquisition Costs	$206,639
Software Development Costs	210,593
417,232
Less: Accumulated Amortization	(100,953)
Intangible assets, net of accumulated amortization	$316,279

Amortization expense, related to intangible assets, charged to operations for 2000 was $ 95,999.

NOTE 8 - NOTE AND DEBTOR IN POSSESSION RECEIVABLES

Note and Debtor in Possession receivables are valued at net realizable value, which approximates fair market value. The Company had the following receivables:

Debtor in Possession Receivable-NHLT	$255,750

Note receivable from an employee	10,000
265,750

Less allowances	(10,000)

Notes Receivable - net realizable value	$255,750

NOTE 9 - NOTES PAYABLE TO AFFILIATES

A note with affiliated entity. The note accrues interest at a current rate of 10% per annum and a default rate of 18% per annum. This note is collateralized by a pledge of 1,000,000 shares of the Company's common stock. The note will convert to equity upon implementation of the Plan.

$ 300,000
A note with an affiliated limited partnership. The note accrues interest at 10% per annum. The note will convert to equity capital upon implementation of the Plan.	111,214
A note with an affiliated limited partnership. The note accrues interest at 10% per annum. The note will convert to equity capital upon implementation of the Plan.	498,000
A note with an affiliated limited partnership. The note accrues interest at 10% per annum. A portion of note will convert to equity capital upon implementation of the Plan and the remainder will be converted to a new note payable with an interest rate of 9% per annum and maturity date 12 months after issuance.	448,400
Total Notes Payable	1,357,614
Accrued interest on the above notes	114,358
Total Notes Payable and Accrued Interest	$1,471,972

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following listing of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments." The carrying amounts and fair value of the Company's financial instruments at December 31, 2000, are as follows:

	December 31, 2000
	Carrying Amount	Fair Values
Cash	$ 4,361	$ 4,361
Accounts receivable	542	542
Note and Debtor in Possession receivables	255,750	255,750
Notes payable and accrued interest due to Affiliates	$1,471,972	$1,471,972

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash

The carrying amounts reported on the balance sheet for cash and cash equivalents approximate their fair value.

ACCOUNTS RECEIVABLE

The carrying amounts reported on the balance sheet for accounts receivable are reported at net realizable value.

NOTE AND DEBTOR IN POSSESSION RECEIVABLES

Note and Debtor in Possession receivable are valued at net realizable value, which approximates fair market value.

Notes Payable tO AFFILIATES

The fair values of notes payable are estimated using discounted cash flow analyses based on the Company's incremental borrowing rate as the discount rate.

NOTE 11 - LEASE OBLIGATIONS

Operating Leases

The Company is obligated under non-cancelable operating leases for office space. Rent expense was $ 83,481 for 2000.

Future minimum rentals are as follows:

2001	$56,351
2002	$29,346
Total	$85,697

NOTE 11 - LEASE OBLIGATIONS (Continued)

Capital Leases

The Company is obligated under capital leases for computer and office equipment. Payments are due monthly and include interest which ranges from 10.5% to 20%. Future minimum payments due under the capital leases are as follows:

2001	$ 10,960
2002	10,960
2003	5,316
2004	4,802
32,038
Less amounts representing interest	(5,987)
Present value of minimum lease payments	26,051
Less current installments	(10,960)
Obligations due under capital leases, net of current portion	$ 15,091

NOTE 12 - STOCK PURCHASE WARRANTS

In connection with various consulting agreements with affiliates, the Company issued various Warrant Purchase Agreements, that granted the right to purchase 300,000 shares at an exercise price of $.30 per share and 150,000 common shares at an exercise price of $.70 per share. As of December 31, 2000, no common shares have been issued through the exercise of such Warrant Purchase Agreements. These Warrant Purchase Agreements were all converted to common stock in 2001 as a part of the acquisitions of MedSmart by NHLT.

NOTE 13 - COMMITMENTS AND CONTINGENCIES

As a part of a software development agreement, dated September 1, 1999, the Company is commited to paying royalties on net POWERx revenues of 8% and 10% on new membership cards and transaction cards, respectively, and 8% on all renewal POWERx revenues for as long as the software development agreement is in place. The Company may terminate the software agreement with 30 days notice.

As a part of the Company's purchase of the POWERx rights in October 1999, the Company is obligated to NHLT to pay 10% of new net POWERx revenues, or at the Company's option, a fixed one-time fee of $2.50 per card, and for renewal cards the Company pays to NHLT 4% of renewal net POWERx revenues, or again at the Company's option, a fixed one-time fee of $1.00 per renewal card.

Various claims may be asserted or threatened to be asserted against the Company in the normal course of business. In the event such claims are asserted and the Company believes such claims have no merit, the Company will vigoursly defend these claims. The Company is not aware of any claims asserted or threatened to be asserted against the Company and no provision for claims has been made in these financial statements.

NOTE 14 - SUBSEQUENT EVENTS

On January 22, 2001, the Company was acquired for a majority of the outstanding common stock of NHLT pursuant to the Plan. The Plan was confirmed on November 27, 2000, and implemented on January 22, 2001.

Pursuant to the Plan, substantially all of the Notes Payable to Affiliates, including accrued interest on the notes, and the Advances Payable to Affiliates, $1,357,614, $114,358 and $108,177, respectively, at December 31, 2000, were converted to equity capital of the Company on January 22, 2001.

Furthermore, all the holders of all of the issued and outstanding shares of common stock of the Company exchanged their shares for newly issued common shares ("New Common Stock") of NHLT. The Company then became a wholly owned subsidiary of NHLT and the Company's former stockholders now collectively hold 130,000,000 of New Common Stock of NHLT. Also, pursuant to the Plan, five investors purchased 45,000,000 shares of NHLT's New Common Stock for $600,000 cash ($.0133 per share). The five investors included three family partnerships and one individual, all of whom were Company stockholders, and one newly formed partnership. Because of its purchases and aggregation of common stock received upon exchange of the Company's shares, each of these purchasers will become a holder of more than 5% of NHLT's common stock after implementation of the Plan. All of the 45,000,000 shares and the 130,000,000 shares of the New Common Stock were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144.

As contemplated by the Plan, the former Company stockholders will own a majority of the shares of NHLT's outstanding stock and be able to control future shareholder votes, including election of directors.

NATIONAL HEALTH & SAFETY CORPORATION and MEDSMART HEALTHCARE NETWORK, INC.

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET

December 31, 2000

	MedSmart Healthcare Network, Inc. (Audited)	National Health & Safety Corporation (Audited)	Pro Forma Adjustments	Pro Forma Consolidated (Unaudited)

ASSETS

CURRENT ASSETS
Cash (Note 4)	$ 4,361	$ 1,475	$ 600,000	$ 605,836
Accounts receivable, net	542	16,614		17,156
Note and Debtor in Possession receivables, net (Note 3)	255,750	-0-	(255,750)	-0-
Total Current Assets	260,653	18,089		622,992

INVESTMENT IN SUBSIDIARY
(Note 4)			782,090
(Note 7)			(782,090)

GOODWILL (Note 4)			1,207,301	1,207,301

PROPERTY AND EQUIPMENT, net	53,367			53,367

OTHER ASSETS
POWERx brand acquisition costs	210,593			210,593
Software development	206,639			206,639
Less: accumulated amortization	(100,953)			(100,953)
	316,279			316,279
Restricted cash	-0-	14,212		14,212
Deposits	6,593	-0-		6,593
Total Other Assets	322,872	14,212		337,084
TOTAL ASSETS	$636,892	$32,301		$2,220,744

NATIONAL HEALTH & SAFETY CORPORATION and MEDSMART HEALTHCARE NETWORK, INC.

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET (Continued)

December 31, 2000

	MedSmart Healthcare Network, Inc. (Audited)	National Health & Safety Corporation (Audited	Pro Forma Adjustments	Pro Forma Consolidated (Unaudited

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
PAYABLES
Accounts payable and accrued expenses - post petition (including $24,839 to affiliates)	$ 99,092	$ 334,276		$ 433,368
Pre-petition accruals (Note 5)	-0-	4,344,951	$ (4,344,951)
Notes payable to affiliates (including accrued interest of $114,358) (Note 2)	1,471,972		(1,435,972)	36,000
Advances payable to affiliates (Note 2)	108,177		(108,177)	-0-
Capital leases payable-current portion	10,960			10,960
Post petition notes payable related party (Note 3)	-0-	255,750	(255,750)	-0-
TOTAL CURRENT LIABILITIES	1,690,201	4,934,977		480,328
Capital Leases Payable-Net of Current Portion
	15,091	-0-		15,091
TOTAL LIABILITIES	1,705,292	4,934,977		495,419

STOCKHOLDERS' EQUITY
Preferred stock (Note 6)	-0-	14	(14)	-0-
Series A preferred stock (Note 5)			2,389	2,389
Series B preferred stock (Note 6)			600	600
Common Stock	40,945	58,804		236,850
(Note 4)			195,905
(Note 7)			(58,804)
Additional paid in capital	159,555	9,482,308		3,292,664
(Note 2)			1,554,149
(Note 4)			2,393,486
(Note 5)			2,387,375
(Note 6)			(586)
(Note 7)			(9,482,308)
(Note 7)			(3,191,315)

Accumulated Deficit	-0-	(11,975,773)		(1,571,121)
(Note 7)			10,404,652

Deficit accumulated during development stage	(1,268,900)	(2,468,029)		(2,468,029)
(Note 5)			1,954,288
(Note 7)			(685,388)
Total Stockholders' Equity	($1,068,400)	$ (4,902,676)		$ 1,262,728

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 636,892	$ 32,301		$ 2,220,744

NATIONAL HEALTH & SAFETY CORPORATION and MEDSMART HEALTHCARE NETWORK, INC.

UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF INCOME

December 31, 2000
	MedSmart Healthcare Network, Inc. (Audited)	National Health & Safety Corporation (Audited)	Pro Forma Adjustments	Pro Forma Consolidated (Unaudited)

INCOME STATEMENT

REVENUE
Membership income	$ 49,996	$ -0-		$ 49,996
Consulting income	-0-	4,341		4,341
	49,996	4,341		54,337
COST OF SALES	12,911	185		13,096

GROSS PROFIT	37,085	4,156		41,241

EXPENSES
General and administrative	866,444	190,958		1,057,402
Depreciation and amortization	119,352	-0-		119,352
				-0-
Interest	115,953	18,571		134,524

TOTAL EXPENSES	1,101,749	209,529		1,311,278

Net loss before provision for income taxes	(1,064,664)	(205,373)		(1,270,037)
Other income (expense)	-0-	(50,346)		(50,346)
Provision for income taxes	-0-	-0-		-0-

NET LOSS	$ (1,064,664)	$ (255,719)		$ (1,320,383)

LOSS PER SHARE
Basic	$ (0.26)	$ (0.00)		$ (0.01)
Weighted average shares outstanding-basic	4,091,426	59,634,062		236,850,021

MEDSMART HEALTHCARE NETWORK, INC.

EXPLANATION TO THE PROFORMA FINANCIAL STATEMENT PRESENTATION

Note 1 - GENERAL DESCRIPTION OF TRANSACTIONS AND ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

On January 22, 2001, the shareholders of MedSmart acquired control of NHLT. This acquisition was done pursuant to NHLT's Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000 and implemented on January 22, 2001.

For accounting purposes the combination has been treated as a "reverse acquisition" in accordance with APB 16, with MedSmart treated for accounting purposes as the acquiring company. MedSmart acquired the 58,803,716 outstanding shares of common stock of NHLT at $.0133 per share for a total value of $782,090. This value was determined based on the simultaneous exchange by the shareholders of MedSmart of all the outstanding shares of MedSmart in consideration for the issuance of 130,000,000 NHLT common shares at an issuance price of $.0133 per share. This per share price is consistent with the per share price of $.0133 paid for the issuance of 45,000,000 common shares for cash consideration of $600,000 for the capital infusion required under the Plan. This valuation is also consistent with the total common stock and paid in capital of $1,795,208 which had been contributed in cash into MedSmart as of the date of implementation of the Plan.

Because the actual cost to acquire NHLT was greater than the book value of assets acquired by MedSmart, a provision for goodwill was recorded. When NHLT came out of bankruptcy, approximately $1,936,149 in claims were converted to equity due to the fact that no claim had been filed but bankruptcy amounts included all possible creditors with a possible claim. As such this amount was eliminated in order to reduce actual goodwill recorded on the acquisition by MedSmart. The computation of the provision for goodwill recorded on the acquisition of NHLT by MedSmart was as follows:

Net assets of NHLT acquired	$ 631,204
Less liabilities acquired	(2,992,564)
Extraordinary gain on debt relief	1,936,149
Adjusted net assets of NHLT acquired	(425,211)
Acquisition price for NHLT	(782,090)
Provision for goodwill	$ (1,207,301)

All of the shares of New Common Stock that were issued to former MedSmart shareholders and new investors were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144. As contemplated by the Plan, the former MedSmart shareholders will own a majority of the shares of NHLT's outstanding stock and be able to control future shareholder votes, including election of directors.

Pursuant to the Plan, the amount of liabilities that MedSmart was eligible to retain on its financial statements at the date of acquisition was limited. To meet this Plan requirement the holders of $1,435,972 of Notes Payable to Affiliates and all $108,177 of the Advances Payable to Affiliates, as reflected on the MedSmart's December 31, 2000 audited financial statements, converted total debts of $1,544,149 to equity capital of MedSmart on January 22, 2001. The $36,000 remainder of the Notes Payable to Affiliates not converted to equity was exchanged for a new note at 9% interest per annum for one year from date of issuance.

As a part of the Plan, the remaining accrued, unpaid administrative expenses of NHLT's bankruptcy were paid from the $600,000 cash received from the sale of New Common Stock. At December 31, 2000 these administrative expenses are recorded as Account payable and accrued expenses -post petition on NHLT's financial statements.

In addition as a part of the Plan, pre-petition accruals for which claims have been approved by the bankruptcy court are to be converted to Series A Preferred Stock. Although NHLT has contested certain of these claims and the claim amounts, the final claim amounts as authorized by the court will be settled by NHLT through the issuance of Series A Preferred Stock. At December 31, 2000, NHLT had recorded pre-petition accruals totaling $4,344,951. Out of this amount, no claims were filed or the court rejected claims totaling $1,936,149. Additionally, a $19,038 reduction in accounts payable resulted from a discount in legal administrative fees that the Company's bankruptcy attorney agreed to as a part of the settlement under the Plan. As these liabilities are no longer owing and were not resolved through the issuance of equity when the Plan was implemented, in the first quarter of 2001 the Company reduced its pre-petition accrual liabilities account by $1,955,187, and recorded $1,936,149 as a fair value adjustment to equity during the acquisition by MedSmart and $19,038 as an extraordinary gain.

The pro forma consolidated financial statements of MedSmart (audited) and NHLT (audited) reflect the results for the year ended December 31, 2000. The pro forma consolidated balance sheet reflects MedSmart's conversion of debt to equity, elimination of the inter-company debtor-in-possession financing, NHLT's issuance of 130,000,0000 shares of New Common Stock for all outstanding equity of MedSmart, NHLT's issuance of 45,000,000 shares of New Common Stock for cash proceeds of $600,000, the provision for Goodwill of $1,207,301, and the $1,936,149 decrease in accumulated deficit during the development stage related to forgiveness of debt. There were no pro forma adjustments to the pro forma consolidated income statement.

MedSmart's principal business activities consist of the marketing and distribution of the POWERx brand name memberships through MedSmart's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages. MedSmart, considered a development stage entity defined under SFAS No. 7, acquired the rights to the POWERx brand name from NHLT, operating as a debtor in possession, in October 1999 in accordance with the United States Bankruptcy Court's approval in August 1999.

NOTE 2 - CONVERSION OF MEDSMART DEBT TO EQUITY AND SUBSEQUENT EXCHANGE OF MEDSMART EQUITY FOR NHLT COMMON STOCK

Prior to the acquisition by NHLT, holders of $1,435,972 of Notes payable to affiliates and $108,177 advances payable to affiliates converted these liabilities to MedSmart equity. This equity was subsequently exchanged for 130,000,000 shares of NHLT New Common Stock. This pro forma adjustment eliminates liabilities of $1,544,149 and increases MedSmart's paid in capital by an equal amount.

NOTE 3 - ELIMINATION OF INTERCOMPANY DEBTOR IN POSSESSION FINANCING

During the NHLT bankruptcy, MedSmart provided NHLT with $255,750 in debtor-in-possession financing. This pro forma adjustment eliminates the debtor-in-possession financing inter-company payable.

NOTE 4 - ISSUANCE OF NHLT COMMON STOCK FOR THE ACQUISTION OF NHLT BY MEDSMART AND $600,000 CASH PROCEEDS

As a part of the Plan, investors acquired 45,000,000 shares of NHLT New Common Stock, $.001 par value, for cash of $600,000. NHLT also issued 130,000,000 shares of New Common Stock to be exchanged for all of the outstanding equity of MedSmart. This pro forma adjustment records the issuance of the common stock, the receipt of the cash and the acquisition of NHLT.

NOTE 5 - CONVERSION OF PRE-PETITION DEBT TO EQUITY

Pre-petition accruals of $4,344,951 recorded by NHLT at December 31, 2000 include all liabilities incurred prior to the bankruptcy and subject to the Plan. Under the Plan NHLT will settle all bankruptcy court approved claims, in the amounts approved by the bankruptcy court, through the issuance of Series A Preferred Stock, $.001 par value, at a ratio of one share of Series A Preferred Stock for each $1 of approved claims. The total of pre-petition accruals related to claims that have been accepted by the bankruptcy court is $2,389,764. The amount of certain of these claims has been contested in the bankruptcy proceeding by either NHLT or the debtor. The $1,955,187 balance of pre-petition accruals includes liabilities recorded by NHLT for which no claim was approved by the bankruptcy court. The pro forma adjustment to recorded the effect of the settlement of pre-petition accruals, assuming all approved claims are settlement in the amounts currently recorded by NHLT, includes: an increment to Preferred Stock of $1,928 and an increment to paid in Capital of $1,926,138 to record the issuance of 1,928,066 shares of Series A Preferred Stock in settlement of approved claims; a $1,955,187 reduction in NHLT deficit accumulated during the development stage to record the forgiveness of liabilities related to recorded liabilities for which no claim was filed or was forgiven; a reduction in administrative claims of $76,403 that was settled with Series A Preferred Stock and forgiveness of a claim; and the elimination of pre-petition accruals of $3,805,951.

NOTE 6 - ISSUANCE OF 600,000 SHARES OF SERIES B PREFERRED STOCK

Under the Plan all outstanding preferred stock of NHLT was cancelled and each holder received one share of Series B Preferred Stock for each $1 of liquidation preference of cancelled preferred stock. The pro forma adjustment to record the issuance of 600,000 Shares of Series B Preferred Stock was: elimination of the $14 of cancelled Preferred Stock; an increment to Series B Preferred Stock of $600 to record the issuance of 600,000 shares at a $.001 par value; and a reduction of paid in capital of $586 which was transferred to Series B Preferred Stock.

NOTE 7 - CONSOLIDATION AND ELIMINATION OF SUBSIDIARY EQUITY

The pro forma adjustment to eliminate inter-company accounts in consolidation includes: elimination of MedSmart's $782,090 investment in subsidiary; elimination of NHLT's common equity of $58,804; elimination of $10,442,550 of NHLT's paid in capital; and elimination of $9,719,264 of NHLT's stockholders' deficiency.